EXHIBIT 10.2


     EIGHTH AMENDMENT, dated as of November 11, 2002 (this "Eighth Amendment"), among FIBERNET OPERATIONS, INC., a Delaware corporation ("FiberNet"), DEVNET L.L.C., a Delaware limited liability company ("Devnet" and, together with FiberNet, the "Borrowers"), and the financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "Lenders"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 9, 2001 (the "Credit Agreement"), among the Borrowers, the Lenders, DEUTSCHE BANK AG NEW YORK BRANCH ("DBAG"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), TD SECURITIES (USA) INC. ("TD"), as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and WACHOVIA INVESTORS, INC., as documentation agent for the Lenders (in such capacity, the "Documentation Agent").

                                    RECITALS
                                    --------

     WHEREAS, the Borrowers wish to make a certain amendment to the Credit Agreement which is more particularly described herein.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

     Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

                                  ARTICLE II.
                                   AMENDMENTS

     Section 2.01 Definitions.

     (a) The following defined terms are added to Section 1.1 of the Credit Agreement in their proper alphabetical order:

     "Deferred Interest Common Stock Closing" means the issuance by Parent to the Lenders of 20,000,000 shares of Parent's common stock and warrants to purchase 20,000,000 shares of Parent's common stock, and the satisfaction of all conditions precedent to closing under the Deferred Interest Stock and Warrant Purchase Agreement.

     "Deferred Interest Common Stock Conversion" means the conversion by the Lenders of interest in an aggregate amount of $2,000,000 to the equity capital of the Parent pursuant to the Deferred Interest Stock and Warrant Purchase Agreement.


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     "Deferred Interest Stock and Warrant Purchase Agreement" means the Common
Stock and Warrant Purchase Agreement, dated November 11, 2002, among the Parent and the Investors.

     "SDS Common Stock Closing" means the issuance by Parent to SDS of 52,000,000 shares of Parent's common stock and the satisfaction of all conditions precedent to closing under the SDS Stock Purchase Agreement.

     "SDS Common Stock Conversion" means the conversion by SDS of debt in an aggregate amount of $2,080,000 to the equity capital of the Parent pursuant to the SDS Stock Purchase Agreement.

     "SDS Stock Purchase Agreement" means the Common Stock Purchase Agreement, dated November 11, 2002, among the Parent and SDS.

     (b) The definition of "Change in Control" is amended by (i) replacing the period (".") at the end of the definition with a semicolon (";") and (ii) adding the following immediately thereafter:

     "provided further, however, that, notwithstanding the foregoing, no transaction effected by any of the Borrowers with the consent of the Lenders in connection with (i) the Deferred Interest Common Stock Conversion or (ii) the SDS Common Stock Conversion shall be deemed a Change in Control."

     (c) The definition of "Restricted Payment" is amended by (i) replacing the period (".") at the end of the definition with a semicolon (";") and (ii) adding the following immediately thereafter:

     "provided further, however, that, notwithstanding the foregoing, no transaction effected by any of the Borrowers with the consent of the Lenders in connection with (i) the Deferred Interest Common Stock Closing or (ii) the SDS Common Stock Closing shall be deemed a Restricted Payment."

     Section 2.02 Prepayments Due to Issuance of Debt or Equity.

     (a) Section 2.5.B.(iii)(d) of the Credit Agreement is amended by (i) deleting the word "and" which appears immediately before clause (vii), (ii) adding a comma (",") immediately before clause (vii) and (iii) adding the following clauses (viii and ix) immediately prior to the words "in each case to prepay the Loans or permanently" in the twenty-third line thereof:

     "(viii) such Net Proceeds received in connection with the Deferred Interest Common Stock Conversion, and (ix) such Net Proceeds received in connection with the SDS Common Stock Conversion"


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


                                  ARTICLE III.
                                  MISCELLANEOUS

     Section 3.01 Execution of this Eighth Amendment; Effectiveness.

     This Eighth Amendment is executed and shall be construed as an amendment to the Credit Agreement, and, as provided in the Credit Agreement, this Eighth Amendment forms a part thereof. This Eighth Amendment shall be effective upon the satisfaction of the following condition:

     (a) The transactions contemplated by the Deferred Interest Stock and Warrant Purchase Agreement shall have been consummated on the terms therein set forth and upon satisfaction of the conditions therein set forth.

     Section 3.02 Representations and Warranties.

     The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that (a) all consents, approvals and authorizations necessary for the Borrowers' execution, delivery and performance of this Eighth Amendment have been obtained or made and (b) this Eighth Amendment has been duly executed and delivered by the Borrowers and constitutes a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms.

     Section 3.03 Waiver.

     This Eighth Amendment is made in amendment and modification of, but not extinguishment of, the obligations set forth in the Credit Agreement and the other Loan Documents and, except as specifically modified pursuant to the terms of this Eighth Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents. The execution and delivery by the Lenders of this Eighth Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Potential Event of Default or Event of Default now existing or hereafter arising.

     Section 3.04 Counterparts; Integration; Effectiveness.

     This Eighth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Eighth Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. In addition to the requirements set forth above in Section 3.01, this Eighth Amendment shall become effective when it shall have been executed by each of the Borrowers and each of the Lenders, and thereafter shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section 9.16 of the Credit Agreement, their respective successors and assigns. Delivery of an executed counterpart of a


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signature page of this Eighth Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Eighth Amendment.

     Section 3.05 Severability.

     Any provision of this Eighth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     Section 3.06 Governing Law.

     This Eighth Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflicts of law provisions thereof, other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

     Section 3.07 Headings.

     Article and Section headings used herein are for convenience of reference only, are not part of this Eighth Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Eighth Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        FIBERNET OPERATIONS, INC.


                                        By: /s/ Michael S. Liss
                                            ------------------------------
                                            Name:   Michael S. Liss
                                            Title:  President


                                        DEVNET L.L.C.

                                        By: /s/ Michael S. Liss
                                            ------------------------------
                                            Name:   Michael S. Liss
                                            Title:  Chairman


                                        DEUTSCHE BANK AG NEW YORK
                                        BRANCH

                                        By: /s/ David J. Bell
                                            ------------------------------
                                            Name:   David J. Bell
                                            Title:  Director

                                        By: /s/ Alexander Richarz
                                            ------------------------------
                                            Name:   Alexander Richarz
                                            Title:  Vice President


                                        WACHOVIA INVESTORS, INC.

                                        By: /s/ Matthew Berk
                                            ------------------------------
                                            Name:   Matthew Berk
                                            Title:  Authorized Officer


                                        BANK ONE, NA

                                        By: /s/ Michele L. Quentin
                                            ------------------------------
                                            Name:   Michele L. Quentin
                                            Title:  Assistant Vice President



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                                        IBM CREDIT CORPORATION

                                        By: /s/ Luc Grenon
                                            ------------------------------
                                            Name:   Luc Grenon
                                            Title:  Director, Credit Operations


                                        NORTEL NETWORKS INC.

                                        By: /s/ Elias Makris
                                            ------------------------------
                                            Name:   Elias Makris
                                            Title:  Director, Customer Finance


                                        TORONTO DOMINION (TEXAS), INC.

                                        By: /s/ Jano Nixon
                                            ------------------------------
                                            Name:   Jano Nixon
                                            Title:  Vice President